                                  Exhibit 99.1

     Series 1997-2 Monthly Certificateholders' Statement for the month of
                                September 1998
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
                                                                                                                       Series 1997-2

                                               Monthly Certificateholder's Statement
                                                Proffitt's Credit Card Master Trust
                                                           Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks
  Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the
Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


     Date of the Certificate                                                                    October 10, 1998
     Monthly Period ending:                                                                   September 30, 1998
     Determination Date                                                                         October 10, 1998
     Distribution Date                                                                          October 15, 1998
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                                                             General
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 201 Amortization Period                                                                                      No              201
 202 Early Amortization Period                                                                                No              202
 203 Class A Investor Amount paid in full                                                                     No              203
 204 Class B Investor Amount paid in full                                                                     No              204
 205 Collateral Indebtedness Amount paid in full                                                              No              205
 206 Saks Incorporated is the Servicer                                                                        Yes             206
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                                                          Investor Amount
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                                                                                                            as of the end of
                                                                               as of the end of prior         the relevant
                                                                                    Monthly Period            Monthly Period
                                                                               ----------------------       ----------------
 207 Series 1997-2 Investor Amount                                                 $ 235,300,000      207(a)  $ 235,300,000   207(b)
 208    Class A Investor Amount                                                    $ 180,000,000      208(a)  $ 180,000,000   208(b)
 209    Class B Investor Amount                                                    $  20,000,000      209(a)  $  20,000,000   209(b)
 210    Collateral Indebtedness Amount                                             $  21,000,000      210(a)  $  21,000,000   210(b)
 211    Class D Investor Amount                                                    $  14,300,000      211(a)  $  14,300,000   211(b)

 212 Series 1997-2 Adjusted Investor Amount                                        $ 235,300,000      212(a)  $ 235,300,000   212(b)
 213    Class A Adjusted Investor Amount                                           $ 180,000,000      213(a)  $ 180,000,000   213(b)
 214       Principal Account Balance                                               $          --      214(a)  $          --   214(b)
 215    Class B Adjusted Investor Amount                                           $  20,000,000      215(a)  $  20,000,000   215(b)

 216    Class A Certificate Rate                                                                                  6.50%       216
 217    Class B Certificate Rate                                                                                  6.69%       217
 218    Collateral Indebtedness Interest Rate                                                                   6.18984%      218
 219    Class D Certificate Rate                                                                                6.46484%      219
 220 Weighted average interest rate for Series 1997-2                                                             6.49%       220

                                                                                                            as of the end of
                                                                               as of the end of prior         the relevant
                                                                                    Monthly Period            Monthly Period
                                                                               ----------------------       ----------------
 221 Series 1997-2 Investor Percentage with respect to Finance Charge Receivables       35.44%        221(a)     35.17%       221(b)
 222    Class A                                                                         27.11%        222(a)     26.91%       222(b)
 223    Class B                                                                          3.01%        223(a)      2.99%       223(b)
 224    Collateral Indebtedness Amount                                                   3.16%        224(a)      3.14%       224(b)
 225    Class D                                                                          2.15%        225(a)      2.14%       225(b)

 226 Series 1997-2 Investor Percentage with respect to Principal Receivables            35.44%        226(a)     35.17%       226(b)
 227    Class A                                                                         27.11%        227(a)     26.91%       227(b)
 228    Class B                                                                          3.01%        228(a)      2.99%       228(b)
 229    Collateral Indebtedness Amount                                                   3.16%        229(a)      3.14%       229(b)
 230    Class D                                                                          2.15%        230(a)      2.14%       230(b)

 231 Series 1997-2 Investor Percentage with respect to Allocable Amounts                35.44%        231(a)     35.17%       231(b)
 232    Class A                                                                         27.11%        232(a)     26.91%       232(b)
 233    Class B                                                                          3.01%        233(a)      2.99%       233(b)
 234    Collateral Indebtedness Amount                                                   3.16%        234(a)      3.14%       234(b)
 235    Class D                                                                          2.15%        235(a)      2.14%       235(b)

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                                               Series 1997-2 Investor Distributions
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 236 The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                                          $      --       236
 237    Class A distribution of collections of Principal Receivables per
        $1,000 of original principal amount                                                                   $      --       237

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
                                                                                                                       Series 1997-2
 238    Class B distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                      $          --   238
 239    Collateral Indebtedness Amount distribution of collections of
     Principal Receivables per $1,000 of original principal amount                                            $          --   239
 240    Class D distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                      $          --   240
 241    Class A distribution attributable to interest per $1,000 of original principal amount                 $        5.42   241
 242    Class B distribution attributable to interest per $1,000 of original principal amount                 $        5.58   242
 243    Collateral Indebtedness Amount distribution attributable to interest per $1,000 of original
     principal amount                                                                                         $        5.16   243
 244    Class D distribution attributable to interest per $1,000 of original principal amount                 $          --   244
 245 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original
     principal amount                                                                                         $        1.67   245
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                                               Collections Allocated to Series 1997-2
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 246 Series allocation of collections of Principal Receivables                                                 $  41,044,878  246
 247    Class A                                                                                                $  31,398,547  247
 248    Class B                                                                                                $   3,488,727  248
 249    Collateral Indebtedness Amount                                                                         $   3,663,164  249
 250    Class D                                                                                                $   2,494,440  250

 251 Series allocation of collections of Finance Charge Receivables                                            $   4,664,841  251
 252    Class A                                                                                                $   3,568,514  252
 253    Class B                                                                                                $     396,502  253
 254    Collateral Indebtedness Amount                                                                         $     416,327  254
 255    Class D                                                                                                $     283,499  255

     Available Funds
     ---------------
 256    Class A Available Funds                                                                                $   3,568,514  256
 257       The amount to be withdrawn from the Reserve Account to be included in Class A Available funds       $          --  257
 258       Principal Investment Proceeds to be included in Class A Available Funds                             $          --  258
 259       The amount of investment earnings on amounts held in the Reserve Account to be included
     in Class A Available funds                                                                                $          --  259

 260    Class B Available Funds                                                                                $     396,502  260
 261       The amount to be withdrawn from the Reserve Account to be included in Class B Available funds       $          --  261
 262       Principal Investment Proceeds to be included in Class B Available Funds                             $          --  262
 263       The amount of investment earnings on amounts held in the Reserve Account to be included in
     Class B Available funds                                                                                   $          --  263

 264 Collateral Available Funds                                                                                $     416,327  264

 265 Class D Available Funds                                                                                   $     283,499  265
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                                                    Application of Collections
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     Class A
     -------
 266 Class A Monthly Interest for the related Distribution Date, plus the amount of any
     Class A Monthly Interest previously due but not paid plus any additional interest with
     respect to interest amounts that were due but not paid on a prior Distribution date                      $      975,000  266
 267 If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing
     fee for the related Distribution Date                                                                    $           --  267
 268 Class A Allocable Amount                                                                                 $      637,565  268
 269 An amount to be included in the Excess Spread                                                            $    1,955,949  269

     Class B
     -------
 270 Class B Monthly Interest for the related Distribution Date, plus the amount of any
     Class B Monthly Interest previously due but not paid plus any additional interest
     with respect to interest amounts that were due but not paid on a prior Distribution date                 $      111,500  270
 271 If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing
     fee for the related Distribution Date                                                                    $           --  271

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
                                                                                                                       Series 1997-2
 272 An amount to be included in the Excess Spread                                                            $     285,002   272

     Collateral
     ----------
 273 If Saks Incorporated is no longer the Servicer, an amount equal to Collateral Servicing
     fee for the related Distribution Date                                                                    $          --   273
 274 An amount to be included in the Excess Spread                                                            $     416,327   274

     Class D
     -------
 275 If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing
     fee for the related Distribution Date                                                                    $          --   275
 276 An amount to be included in the Excess Spread                                                            $     283,499   276

 277 Available Excess Spread                                                                                  $   2,940,776   277
 278 Available Shared Excess Finance Charge Collections                                                       $         --    278
 279 Total Cash Flow available for 1997-2 waterfall                                                           $   2,940,776   279

 280 Class A Required Amount is to be used to fund any deficiency in line266, line267 and line268             $          --   280
 281 The aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed           $          --   281
 282 Class B Required Amount to the extent attributable to line270, and line271                               $          --   282
 283 Class B Allocable Amount                                                                                 $      70,841   283
 284 Any remaining portion of the Class B Required Amount                                                     $          --   284
 285 An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount                        $          --   285
 286 Collateral Monthly Interest  for the related Distribution Date plus Collateral Monthly
     Interest previously due but not paid to the Collateral Indebtedness Holder plus
     Collateral Additional Interest                                                                           $     108,322   286
 287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due
     for the relevant Monthly Period and not paid above                                                       $     368,333   287
 288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due but
     not distributed to the Service for prior Monthly Periods                                                 $          --   288
 289 Collateral Allocable Amount                                                                              $      74,383   289
 290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to:
     (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the
     CIA to the Class A or Class B Investor Amount                                                            $          --   290
 291 The excess, if any, of the Required Cash Collateral Amount over the Available Collateral Amount          $          --   291
 292 An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                      $      77,039   292
 293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                             $      23,833   293
 294 Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods                  $          --   294
 295 Class D Allocable Amount                                                                                 $      50,651   295
 296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or
     Class B Investor Amount or CIA                                                                           $          --   296
 297 Aggregate amount of any other amounts due to the Collateral Indebtedness Holder pursuant to
     the Loan Agreement                                                                                       $          --   297
 298 Excess, if any, of the Required Reserve Account Amount over the amount on deposit in the Reserve Account $          --   298
 299 Shared Excess Finance Charge Collections                                                                 $   2,167,374   299

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                                                Determination of Monthly Principal
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 300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                                 $          --   300
 301    Available Principal Collections held in the Collection Account                                        $  41,044,878   301
 302    Class A Accumulation Amount                                                                           $          --   302

 303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                             $          --   303
 304    Available Principal Collections held in the Collection Account less portion of such
     Collections applied to Class A Monthly Principal                                                         $  41,044,878   304
 305    Class B Accumulation Amount                                                                           $          --   305

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
                                                                                                                       Series 1997-2
 306 Collateral Monthly Principal (prior to payout of Class B) (the least of line#307 and line#308)           $          --   306
 307    Available Principal Collections held in the Collection Account less portion of such
     Collections applied to Class A and Class B Monthly Principal                                             $  41,044,878   307
 308    Enhancement Surplus                                                                                   $          --   308

 309 Class D Monthly Principal                                                                                $          --   309
 310    Available Principal Collections held in the Collection Account less portion of such
     Collections applied to Class A, Class B or collateral Monthly Principal                                  $  41,044,878   310

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                                                   Available Enhancement Amount
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 311 Available Enhancement Amount                                                                              $  35,300,000  311
 312    Amount on Deposit in the Cash Collateral Account                                                       $          --  312

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                                                 Reallocated Principal Collections
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 313 Reallocated Principal Collections                                                                         $          --  313
 314    Class D Principal Collections (to the extent needed to fund Required Amounts)                          $          --  314
 315    Collateral Principal Collections (to the extent needed to fund Required Amounts)                       $          --  315
 316    Class B Principal Collections (to the extent needed to fund Required Amounts)                          $          --  316

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
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                                                                                            %                    Amount
                                                                                      -------------           -------------
 317 Series 1997-2 Default Amount                                                         35.44%      317(a)  $      833,439  317(b)
 318 Class A Investor Default Amount                                                      27.11%      318(a)  $      637,565  318(b)
 319 Class B Investor Default Amount                                                      3.01%       319(a)  $       70,841  319(b)
 320 Collateral Default Amount                                                            3.16%       320(a)  $       74,383  320(b)
 321 Class D Investor Default Amount                                                      2.15%       321(a)  $       50,651  321(b)

 322 Series 1997-2 Adjustment Amount                                                                          $           --  322
 323 Class A Adjustment Amount                                                                                $           --  323
 324 Class B Adjustment Amount                                                                                $           --  324
 325 Collateral Adjustment Amount                                                                             $           --  325
 326 Class D Adjustment Amount                                                                                $           --  326

 327 Series 1997-2 Allocable Amount                                                                           $      833,439  327
 328    Class A Allocable Amount                                                                              $      637,565  328
 329    Class B Allocable Amount                                                                              $       70,841  329
 330    Collateral Allocable Amount                                                                           $       74,383  330
 331    Class D Allocable Amount                                                                              $       50,651  331

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                                                         Required Amounts
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 332 Class A Required Amount                                                                                  $           --  332
 333    Class A Monthly Interest for current Distribution Date                                                $      975,000  333
 334    Class A Monthly Interest previously due but not paid                                                  $           --  334
 335    Class A Additional Interest for prior Monthly Period or previously due but not paid                   $           --  335
 336    Class A Allocable Amount for current Distribution Date                                                $           --  336
 337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                                $           --  337

 338 Class B Required Amount                                                                                  $           --  338
 339    Class B Monthly Interest for current Distribution Date                                                $      111,500  339
 340    Class B Monthly Interest previously due but not paid                                                  $           --  340
 341    Class B Additional Interest for prior Monthly Period or previously due but not paid                   $           --  341
 342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                $           --  342
 343   Excess of Class B Allocable Amount over funds available to make payments                               $           --  343

 344 Collateral Required Amount                                                                               $           --  344
 345    Collateral Monthly Interest for current Distribution Date                                             $      108,322  345
 346    Collateral Monthly Interest previously due but not paid                                               $           --  346
 347    Collateral Additional Interest for prior Monthly Period or previously due but not paid                $           --  347

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
                                                                                                                   Series 1997-2
 348   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $        --      348
 349   Excess of Collateral Allocable Amount over funds available to make
    payments                                                                                                 $        --      349

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                                                   Reduction of Investor Amounts
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     Class A
     -------
 350 Class A Investor Amount reduction                                                                       $        --      350
 351    Class A Investor Charge Off                                                                          $        --      351
 352    Reductions of the Class A Investor Amount                                                            $        --      352
     Class B
     -------
 353 Class B Investor Amount reduction                                                                       $        --      353
 354    Class B Investor Charge Off                                                                          $        --      354
 355    Reductions of the Class B Investor Amount                                                            $        --      355
 356    Reallocated Principal Collections applied to Class A                                                 $        --      356
     Collateral
     ----------
 357 Collateral Indebtedness Amount reduction                                                                $        --      357
 358    Collateral Indebtedness Amount Charge Off                                                            $        --      358
 359    Reductions of the Collateral Indebtedness Amount                                                     $        --      359
 360    Reallocated Principal Collections applied to Class B                                                 $        --      360
     Class D
     -------
 361 Class D Investor Amount reduction                                                                       $        --      361
 362    Class D Investor Charge Off                                                                          $        --      362
 363    Reductions of the Class D Investor Amount                                                            $        --      363
 364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                          $        --      364

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                                                           Servicing Fee
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 365 Series 1997-2 Servicing Fee                                                                             $   392,167      365
 366    Class A Servicing Fee                                                                                $   300,000      366
 367    Class B Servicing Fee                                                                                $    33,333      367
 368    Collateral Servicing Fee                                                                             $    35,000      368
 369    Class D Servicing Fee                                                                                $    23,833      369

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                                                          Reserve Account
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 370 Required Reserve Account Amount (if applicable)                                                                N/A       370
 371 Reserve Account Reinvestment Rate (if applicable)                                                              N/A       371
 372 Reserve Account balance                                                                                 $       --       372


 373 Accumulation Period Length                                                                                 12 months     373



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
     October, 1998.

     Saks Incorporated,
      as Servicer

     By   /s/ James S. Scully
         ---------------------------------
     Name:  James S. Scully
     Title: Vice President and Treasurer


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